Debt and Equity Securities - Sales of Debt and Equity Securities (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Amortized Cost and Fair Value Debt Securities [Abstract]
Gross proceeds	$ 72,215	$ 6,867	$ 37,353
Gross realized gains	638	78	261
Gross realized losses	(93)		(2)
Net realized gains	$ 545	$ 78	$ 259